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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2004

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

   Delaware                       333-112231                     13-3416059
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

              250 Vesey Street
     4 World Financial Center 10th Floor                          10080
             New York, New York
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  (Address of principal executive offices)                       Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5. Other Events.

         The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $821,618,100 in aggregate principal amount Class A-1, Class A-2, Class S, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2004-WMC1 on February 6, 2004.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 3, 2003, as supplemented by the Prospectus Supplement, dated February 4, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of January 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), HomEq Servicing Corporation, as Servicer ("HomEq") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class S, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $837,959,863 as of January 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             4.1 Pooling and Servicing Agreement, dated as of January 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, HomEq Servicing Corporation, as Servicer and Wells Fargo Bank, N.A., as Trustee.

             99.1 Form of Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH MORTGAGE INVESTORS,
                                               INC.

                                               By:    /s/ Matthew Whalen
                                                      --------------------------
                                               Name:  Matthew Whalen
                                               Title: President

Date: February 23, 2004

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                                  EXHIBIT INDEX

Exhibit No.                                   Description                            Page No.
-----------                                   -----------                            --------
   4.1                         Pooling and Servicing Agreement, dated as of
                               January 1, 2004, among Merrill Lynch Mortgage
                               Investors, Inc., as Depositor, HomEq Servicing
                               Corporation, as Servicer and Wells Fargo Bank,
                               N.A., as Trustee.

   99.1                        Form of Mortgage Loan Sale and Assignment
                               Agreement, dated as of January 1, 2004, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as
                               Purchaser.